Exhibit 10.2

ACTING-IN-CONCERT AGREEMENT

This Acting-in-Concert Agreement is executed by the following parties:

Party A: HUANG, Jiancong

Address: No. 678 Dingxiang Road, Binhai Industrial Park

Economic & Technology Development Zone

Wenzhou, Zheijiang Province

People’s Republic of China 325025

Party B: WANG, Guolin

Address: No. 678 Dingxiang Road, Binhai Industrial Park

Economic & Technology Development Zone

Wenzhou, Zheijiang Province

People’s Republic of China 325025

Party C: WANG, Mingjie

Address: No. 678 Dingxiang Road, Binhai Industrial Park

Economic & Technology Development Zone

Wenzhou, Zheijiang Province

People’s Republic of China 325025

Party D: WANG, Jiandi

Address: No. 678 Dingxiang Road, Binhai Industrial Park

Economic & Technology Development Zone

Wenzhou, Zheijiang Province

People’s Republic of China 325025

Party E: WANG, Yangming

Address: No. 678 Dingxiang Road, Binhai Industrial Park

Economic & Technology Development Zone

Wenzhou, Zheijiang Province

People’s Republic of China 325025

(collectively, the “Parties” and each a “Party”)

WHEREAS:

Parties A, B, C and D and E jointly hold 50,000 ordinary shares, par value $1.00 per share of ZK International Group. Co. Ltd. (including its predecessors, hereinafter referred to as the “Company”).

NOW THEREFORE, in order to maximize the profits for the Parties, and to maintain the control of the Parties over a certain proportion of the voting rights and shareholdings of the Company, the Parties agree unanimously to the following arrangements:

1. During the term of this agreement, the Parties shall be deemed as actors in concert, and shall act in concert in relation to all matters that require the decisions of the shareholders of the Company, including but not limited to voting unanimously to approve, reject, or to abstain from voting in relation to motions that need to be resolved at shareholders meetings, and to jointly sign all necessary documents.

2. Before the Parties act in concert, they shall vote on the matters that require action in concert, and joint action shall be taken based on the results of the voting. Each of the Parties agree and confirm that, if the Parties are unable to reach a unanimous consent in relation to the matters that require action in concert, a decision that is made by a total of more than 50% of voting rights of the Parties shall be deemed as a decision that is unanimously passed by the Parties and shall be binding on all the Parties. Each of the Parties shall act in concert with other Parties based on the contents of the aforesaid decision.

3. The Parties may, prior to the convening of a Company shareholder meeting, appoint Jiancong Huang as a proxy, and issue an authorization letter to such a proxy to authorize the proxy to exercise voting rights on behalf of the Parties at the Company shareholder meeting based on the contents of the unanimous decision that has been reached.

4. This agreement shall come into force from the date that the Parties sign the agreement, and the agreement shall remain effective for a period of twenty (20) years.

5. During the effective period of this agreement, if any of the Parties transfers its shares of the Company, as a prerequisite, unless waived in writing by all of other Parties, it shall ensure that the transferee is bound by the provisions of this agreement, and the transferee upon receiving the transfer of the shares shall be deemed as having agreed to the provisions of this agreement and having agreed to be bound by the provisions of this agreement.

6. This agreement shall be governed by the legal jurisdiction of the British Virgin Islands and shall be interpreted in accordance with the laws of the British Virgin Islands.

7. This agreement is executed by the Parties on the May 13, 2015.

Party A:

/s/ Huang Jiancong
Huang, Jiancong (holding 22,500, or 45% ordinary shares)

Party B:

/s/ Wang Guolin
WANG, Guolin (holding 10,000, or 20% ordinary shares)

Party C:

/s/ Wang Mingjie
WANG, Mingjie (holding 10,000, or 20% ordinary shares)

Party D:

/s/ Wang Jiandi
WANG, Jiandi (holding 5,000, or 20% ordinary shares)

Party E:

/s/ Wang Yangming
WANG, Yangming (holding 2,500, or 20% ordinary shares)